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Exhibit 10.1

PPT VISION, INC.

RIGHTS CERTIFICATE FOR UNITS
Issued to Holders of Common Stock
(See Instructions on Reverse Side)

Rights are not Transferable and will Become Void Unless this Subscription Form is Properly Completed and Received by Wells Fargo Bank MN, N.A. as Agent No Later than 5:00 P.M., Minneapolis Time, on                        , 2002.

Subscription Price:	$ per Unit (One Share of Common Stock and a Warrant to Purchase an Additional One-Half Share of Common Stock)

CHECK AND COMPLETE EITHER PART 1 OR PART 2

    PART 1A—TO EXERCISE RIGHTS: The undersigned hereby irrevocably subscribes for the number of units indicated below upon the terms and conditions specified in the Prospectus, receipt of which is hereby acknowledged.

    Number of units subscribed for            , at $.            per unit = $

    PART 1B—TO EXERCISE OVERSUBSCRIPTION PRIVILEGE: The undersigned hereby irrevocably oversubscribes for            units, upon the terms and conditions provided in the Prospectus (not to exceed one times the number of units purchasable by exercise of the Shareholder's Rights in Part 1A).

    Number of units oversubscribed for at $.            per unit = $

    Total Amount Enclosed (#1A and 1B): $

    PART 2—TO EXERCISE 1,000 Unit Right: The undersigned hereby irrevocably subscribes for as few as 100 or as many as 1,000 Units, upon the terms and conditions provided in the Prospectus.

    Number of units subscribed for            , at $.            per unit = $

        Personal check, bank draft or money order payable to "PPT Vision, Inc." for the number of units to be purchased must be enclosed

READ INSTRUCTIONS BEFORE SIGNING

Subscriber's Signature	Additional Signature (if jointly held)

INSTRUCTIONS FOR EXERCISE OF RIGHTS CERTIFICATE

Exercise of Rights and Oversubscription Privilege

          1.  Determine the number of Rights you are entitled to purchase by dividing the share total on the mailing label by two. For example, if your share total is 500 shares, you have Rights to purchase 250 units.

          2.  Fill out Part 1A listing the number of Rights you wish to exercise, the number must be an even number. For example, if you own 502 shares, you still would be entitled to 250 units, as 251 is an odd, and unpermitted number.

          3.  If you exercise all your Rights, you have an Oversubscription Privilege to purchase additional units up to one times the number of Rights you exercise, depending upon the availability of shares. For instance, if you own 5,000 shares and exercise your Rights in Part 1A by subscribing to 2,500 Units, you may subscribe to up to 2,500 additional Units in Part 1B, subject to availability. If you wish to exercise this Oversubscription Privilege, complete Part 1B. Again, the number of units must be an even number.

          4.  To determine the total of payment to enclose, add the totals in Parts 1A and 1B.

Exercise of 1,000 Unit Right

          1.  As an alternative to exercising the Rights described above, the Company is giving each shareholder the right to purchase as few as 2 or as many as 1,000 units regardless to the number of shares held. To exercise your 1,000 Unit Right, complete Part 2 by choosing an even number of units you would like to purchase, between 100 and 1,000. If you exercise your 1,000 Unit Right, you cannot also exercise your Rights or Oversubscription Privilege.

General

          1.  All shares and warrants will be issued only in the name of the person to whom the Rights are issued. If you wish the shares or warrants to be issued in another name, you must first exercise your Rights by completing this Rights Certificate. After you receive your shares and warrants, you may request reissuance of the shares and warrants from the Company's Transfer Agent.

          2.  Completed Rights Certificates should be sent to:

Wells Fargo Bank MN, N.A.
161 North Concord Exchange
South St. Paul, MN 55075
Attn: Wells Fargo Shareowner Services

If you have questions regarding this form, please call:

Corbin B. Connell Wells Fargo Shareowner Services (651)450-4045	Gretchen Stormoen PPT Vision, Inc. (952)996-9500

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PPT VISION, INC. RIGHTS CERTIFICATE FOR UNITS Issued to Holders of Common Stock (See Instructions on Reverse Side)
INSTRUCTIONS FOR EXERCISE OF RIGHTS CERTIFICATE